UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2010
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois	60045
(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 7, 2010, Wintrust Financial Corporation (the “Company”) entered into a Purchase Agreement (the “Common Stock Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the underwriters listed on Schedule A thereto (collectively the “Common Stock Underwriters”), providing for the offer and sale in a firm commitment offering of 3,205,128 shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”), at a public offering price of $30.00 per share (the “Common Stock Offering”). Pursuant to the Common Stock Purchase Agreement, the Company granted the Common Stock Underwriters a 30-day option to purchase up to an additional 480,769 shares of Common Stock to cover over-allotments, if any. The Company made certain customary representations, warranties and covenants in the Common Stock Purchase Agreement concerning the Company and the Registration Statement related to the Common Stock Offering. The Company also agreed to indemnify the Common Stock Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).
          Also on December 7, 2010, the Company entered into a Purchase Agreement (the “Equity Unit Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters listed on Schedule A thereto (collectively the “Equity Unit Underwriters”), providing for the offer and sale in a firm commitment offering of 4,000,000 7.50% tangible equity units (the “Units”), at a public offering price of $50 per Unit (the “Equity Unit Offering”). Pursuant to the Equity Unit Purchase Agreement, the Company granted the Equity Unit Underwriters a 30-day option to purchase up to an additional 600,000 Units to cover over-allotments, if any. The Company made certain customary representations, warranties and covenants in the Equity Unit Purchase Agreement concerning the Company and the Registration Statement related to the Equity Unit Offering. The Company also agreed to indemnify the Equity Unit Underwriters against certain liabilities, including liabilities under the Securities Act.
          Each Unit is comprised of a prepaid stock purchase contract (the “Purchase Contract”) and a junior subordinated amortizing note due December 15, 2013 (the “Amortizing Note”) issued by the Company, which has an initial principal amount of $ $9.728182 per Amortizing Note and a scheduled final installment payment date of December 15, 2013. The Company issued the Units under a Purchase Contract Agreement, dated December 10, 2010, between the Company and U.S. Bank National Association, as trustee under the Indenture (as defined below) and purchase contract agent. Unless settled earlier, on December 15, 2013, each Purchase Contract will automatically settle and the Company will deliver a number of shares of Common Stock based on the applicable market value, which is the average of the daily volume-weighted average prices of the Common Stock on each of the 20 consecutive trading days ending on the third trading day immediately preceding December 15, 2013, as follows (subject to adjustment):
•	if the applicable market value equals or exceeds $37.50, holders will receive 1.3333 shares;

•	if the applicable market value is greater than $30.00 but less than $37.50, holders will receive a number of shares per purchase contract equal to $50, divided by the applicable market value; and

•	if the applicable market value is less than or equal to $30.00, holders will receive 1.6666 shares.
          At any time prior to the third business day immediately preceding December 15, 2013, the holder of a Purchase Contract may settle its Purchase Contract early, and the Company will deliver 1.3333 shares of Common Stock. In addition, if a fundamental change (as defined in the Purchase Contract Agreement) occurs and the Purchase Contract holder elects to settle its Purchase Contract early in connection with such fundamental change, such holder will receive a number of shares of Common Stock based on the fundamental change early settlement rate, as described in the Purchase Contract Agreement. Except for cash in lieu of fractional shares, the Purchase Contract holders will not receive any cash distributions under the Purchase Contracts.

          The Amortizing Notes were issued under a Junior Subordinated Indenture, dated December 10, 2010 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 10, 2010 (the “Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee. The Amortizing Notes will pay the holders equal quarterly installments of $0.9375 per Amortizing Note, other than the first payment, which will be $0.989583 per amortizing note. The payments in the aggregate will be equivalent to a 7.50% cash payment per year with respect to each $50 stated amount of Units. The Company will have the right to defer installment payments under the Amortizing Notes at any time and from time to time under the circumstances, and subject to the conditions, described in the Indenture, so long as such deferral period does not extend beyond December 15, 2015. The Amortizing Notes will be the Company’s junior subordinated obligations and will rank junior both in liquidation and right of payment, to the extent set forth in the Indenture, to all of the Company’s “Senior Indebtedness” (as defined in the Indenture) and (ii) equally with all of the Company’s unsecured and junior subordinated indebtedness, whether currently existing or hereinafter created, other than junior subordinated indebtedness that is designated as junior to the Amortizing Notes.
          Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit. The Company does not intend to apply for a listing of the Units, the Purchase Contracts or the Amortizing Notes on any securities exchange.
          The Company completed the Common Stock Offering and the Equity Unit Offering on December 10, 2010.
          The foregoing description of the Common Stock Purchase Agreement, the Equity Unit Purchase Agreement, the Base Indenture, the Supplemental Indenture and the Purchase Contract Agreement are each qualified in their entirety by reference to the Common Stock Purchase Agreement, the Equity Unit Purchase Agreement, the Base Indenture, the Supplemental Indenture and the Purchase Contract Agreement, respectively, copies of which are attached hereto as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.
Item 8.01. Other Events.
     On December 7, 2010, the Company issued a press release announcing the pricing of the Common Stock Offering and the Equity Unit Offering. In addition, on December 10, 2010, the Company issued a press release announcing the completion of the Common Stock Offering and the Equity Unit Offering. Copies of such press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description

1.1
Purchase Agreement, dated December 7, 2010, among Wintrust Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several Underwriters listed on Schedule A thereto, pertaining to the offer and sale of the Shares

1.2
Purchase Agreement, dated December 7, 2010, among Wintrust Financial Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters listed on Schedule A thereto, pertaining to the offer and sale of the Units

4.1	Junior Subordinated Indenture dated December 10, 2010 between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture dated December 10, 2010 between the Company and U.S. Bank National Association, as trustee

4.3	Purchase Contract Agreement dated December 10, 2010 among the Company, U.S. Bank National Association, as purchase contract agent, and U.S. Bank National Association, as trustee.

Exhibit No.	Description

4.4	Form of Amortizing Note (included as Exhibit A in Exhibit 4.2 hereof).

4.5	Form of Purchase Contract (included as Exhibit B in Exhibit 4.3 hereof).

4.6	Form of Equity Unit (included as Exhibit A in Exhibit 4.3 hereof).

5.1	Opinion of Sidley Austin LLP relating to the Shares

5.2	Opinion of Sidley Austin LLP relating to the Units

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereof)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2 hereof)

99.1	Press Release dated December 7, 2010

99.2	Press Release dated December 10, 2010

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: December 10, 2010

Exhibit Index

Exhibit No.	Description

1.1
Purchase Agreement, dated December 7, 2010, among Wintrust Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O’Neill & Partners, L.P., as representatives of the several Underwriters listed on Schedule A thereto, pertaining to the offer and sale of the Shares

1.2
Purchase Agreement, dated December 7, 2010, among Wintrust Financial Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters listed on Schedule A thereto, pertaining to the offer and sale of the Units

4.1	Junior Subordinated Indenture dated December 10, 2010 between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture dated December 10, 2010 between the Company and U.S. Bank National Association, as trustee

4.3	Purchase Contract Agreement dated December 10, 2010 among the Company, U.S. Bank National Association, as purchase contract agent, and U.S. Bank National Association, as trustee.

4.4	Form of Amortizing Note (included as Exhibit A in Exhibit 4.2 hereof).

4.5	Form of Purchase Contract (included as Exhibit B in Exhibit 4.3 hereof).

4.6	Form of Equity Unit (included as Exhibit A in Exhibit 4.3 hereof).

5.1	Opinion of Sidley Austin LLP relating to the Shares

5.2	Opinion of Sidley Austin LLP relating to the Units

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereof)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2 hereof)

99.1	Press Release dated December 7, 2010

99.2	Press Release dated December 10, 2010